                                                                    EXHIBIT 99.1


For Immediate Release                             For more information contact:
Monday, February 13, 2006                   Frank T. Kane, Vice President & CFO



                           Chromcraft Revington, Inc.
                     Reports Fourth Quarter and 2005 Results


         Delphi, Indiana, February 13, 2006 -- Chromcraft Revington, Inc. (AMEX:CRC) today reported sales for the fourth quarter of 2005 of $40,669,000, or 2.3% lower as compared to $41,630,000 reported for the year earlier quarter. Net earnings for the three months ended December 31, 2005 were $1,705,000, or $.38 per share on a diluted basis, as compared to $2,157,000, or $.51 per share on a diluted basis, for the prior year period. For the twelve months ended December 31, 2005, sales were $169,565,000, a 1.6% decrease from $172,393,000 reported for the prior year. Net earnings were $7,245,000, or $1.66 per share on a diluted basis, as compared to $7,668,000, or $1.82 per share on a diluted basis, in 2004.

         Net earnings for the three and twelve months ended December 31, 2005 include a non-recurring income tax benefit of $710,000, or $.16 per share on a diluted basis, primarily due to a favorable resolution of a tax contingency.

         Commenting on fourth quarter results, Ben Anderson-Ray, Chairman and Chief Executive Officer, said that the sales decrease was due to lower shipments of occasional, commercial and bedroom furniture partially offset by higher shipments of upholstered and dining room furniture as compared to the prior year period. Mr. Anderson-Ray pointed out that an unfavorable sales mix and reduced production levels at two facilities, which impacted fixed cost absorption and manufacturing efficiencies, had a negative impact on operating income for the three months ended December 31, 2005 as compared to the prior year period. He added that excess cash flow from operations was used to eliminate bank indebtedness at December 31, 2005. Mr. Anderson-Ray said that the Company's strong balance sheet provides flexibility in pursuing strategic acquisitions, repurchasing its common stock and implementing growth initiatives.

         Mr. Anderson-Ray also commented on the future direction of the Company stating, "We believe our strategy to revitalize our brands is well underway and is based on improving our understanding of what consumers want; aggressively developing new products to meet their needs; implementing new marketing, sales and service programs; and partnering with retail and commercial customers." He noted that each of the Company's five major brands have already begun to address the market with significant new products and programs. Between late 2005 and the successful just concluded Las Vegas Furniture Show, key initiatives by brand include:

         o Peters-Revington -- Thirteen new occasional furniture groups including tables, entertainment and wall systems based on both domestic and global production. These new groups provide substantial expansion of the product line to address a broader range of consumer lifestyles.



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         o        Chromcraft -- Twelve new groups and finishes of residential casual dining room and hearth room furniture were launched, in addition to a market-leading new program called "Colorcraft", which provides consumer customization of metal casual dining. On the commercial side, a well received new key dealer program and a 48-hour quick ship program have been launched.

         o Cochrane -- Six new upholstery collections including three with correlated occasional tables; a unique, customizable laminate table category added to the highly successful "Design & Dine" casual dining program; true customizable upholstery introduced as the "Easy Living" program; as well as expanded product offerings in dining room, bedroom, and living room collections.

         o Sumter Cabinet -- Six new bedroom and dining room furniture groups with a range of finishes. The brand has launched a complete assortment of entertainment and wide screen TV consoles. All of these new Sumter Cabinet products are made of solid wood and produced domestically. In addition, a quick ship in-stock program has been initiated.

         o Silver Furniture -- Eight new occasional furniture groups, many with correlating leather upholstery. In addition, a "Silver Express" quick shipping program has also just been launched as part of a commitment to serve an expanding customer base.

         In addition to these more aggressive go-to-market strategies, Mr. Anderson-Ray stated that the Company remains committed to its hybrid domestic and global supply chain model. He added, "This approach allows us to serve our customers with the best combination of speed of service, product excellence, innovative programs and value." Operationally the Company intends to remain a family of niche oriented brands and plans to develop other attractive niches through internal development and/or acquisition over the next few years. Cost productivity and synergy between its operating locations will be pursued as a part of the Company's future direction.

         Chromcraft Revington businesses design, manufacture and market residential and commercial furniture throughout the United States. The Company wholesales its products under the "Chromcraft," "Peters-Revington," "Silver Furniture," "Cochrane" and "Sumter Cabinet" brand names.

         This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be generally identified as such because they include future tense or dates, or are not historical or current facts, or include words such as "believes", "intends", "plans", "expects" or words of similar import. Forward-looking statements are not guarantees of performance or outcomes and are subject to certain risks and uncertainties that could cause actual results or outcomes to differ materially from those reported, expected or anticipated as of the date of this release.

         Among such risks and uncertainties that could cause actual results or outcomes to differ materially from those reported, expected or anticipated are general economic conditions; import and domestic competition in the furniture industry; market interest rates; consumer confidence levels; cyclical nature of the furniture industry; consumer and business spending; changes in relationships with customers; customer acceptance of existing and new products; new home and existing home sales; and other factors that generally affect business.

         The Company does not undertake any obligation to update or revise publicly any forward-looking statements to reflect information, events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or circumstances.


                                                           More.................




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            Condensed Consolidated Statements of Earnings (unaudited)
                           Chromcraft Revington, Inc.
                      (In thousands, except per share data)


                                                                  Three Months Ended                   Year Ended
                                                                     December 31,                      December 31,
                                                            ------------------------------     -----------------------------
                                                                2005              2004             2005             2004
                                                            ------------      ------------     ------------     ------------
Sales                                                       $     40,669      $     41,630     $    169,565     $    172,393
                                                            ------------      ------------     ------------     ------------
Gross margin                                                       7,901             9,536           37,641           39,414

Selling, general and administrative expenses                       6,230             5,937           26,531           26,279
                                                            ------------      ------------     ------------     ------------
Operating income                                                   1,671             3,599           11,110           13,135

Interest expense                                                      93               198              753              788
                                                            ------------      ------------     ------------     ------------
Earnings before income tax expense                                 1,578             3,401           10,357           12,347

Income tax expense (benefit)                                        (127)            1,244            3,112            4,679
                                                            ------------      ------------     ------------     ------------
Net earnings                                                $      1,705      $      2,157     $      7,245     $      7,668
                                                            ============      ============     ============     ============

Earnings per share of common stock
       Basic                                                $        .39      $        .52     $       1.69     $       1.85
       Diluted                                              $        .38      $        .51     $       1.66     $       1.82

Shares used in computing earnings
    per share

      Basic                                                        4,347             4,176            4,277            4,143

      Diluted                                                      4,443             4,225            4,357            4,215




                                                                         More...
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                Condensed Consolidated Balance Sheets (unaudited)
                           Chromcraft Revington, Inc.
                                 (In thousands)



                                                                      December 31,
                                                            -------------------------------
                                                                 2005              2004
                                                            -------------     -------------
Accounts receivable                                         $      18,735     $      18,133
Inventories                                                        37,009            33,666
Other assets                                                        1,922             1,971
                                                            -------------     -------------

      Current assets                                               57,666            53,770

Property, plant and equipment, net                                 30,274            32,490
Other long-term assets                                              1,319               776
                                                            -------------     -------------

      Total assets                                          $      89,259     $      87,036
                                                            =============     =============

Accounts payable                                            $       5,448     $       5,093
Accrued liabilities                                                 7,340             8,623
                                                            -------------     -------------

      Current liabilities                                          12,788            13,716

Bank debt                                                              --             5,700
Deferred compensation                                               2,486             3,500
Other long-term liabilities                                         1,323             1,211
                                                            -------------     -------------

      Total liabilities                                            16,597            24,127

Stockholders' equity                                               72,662            62,909
                                                            -------------     -------------

      Total liabilities and stockholders' equity            $      89,259     $      87,036
                                                            =============     =============


                                                                         More...


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          Condensed Consolidated Statements of Cash Flows (unaudited)
                           Chromcraft Revington, Inc.
                                 (In thousands)


                                                                              Year Ended December 31,
                                                                         --------------------------------
                                                                             2005                2004
                                                                         -------------      -------------
Operating Activities

   Net earnings                                                          $       7,245      $       7,668
      Adjustments to reconcile net earnings to net
         cash provided by operating activities

           Depreciation expense                                                  3,491              3,721

           Loss on disposal of property, plant and equipment                       230                 29

           Deferred income taxes                                                  (103)              (989)

           Non-cash ESOP compensation expense                                      895                967

           Stock compensation expense                                              294                198
           Changes in operating assets and liabilities

               Accounts receivable                                                (602)              (365)

               Inventories                                                      (3,343)            (2,798)

               Other current assets                                               (591)              (290)

               Accounts payable and accrued liabilities                           (940)            (1,238)

               Other                                                              (603)               290
                                                                         -------------      -------------

   Cash provided by operating activities                                         5,973              7,193
                                                                         -------------      -------------

Investing Activities

   Capital expenditures, net                                                    (1,521)            (1,086)

   Proceeds on disposal of property, plant and equipment                            16                 12
                                                                         -------------      -------------


   Cash used in investing activities                                            (1,505)            (1,074)
                                                                         -------------      -------------

Financing Activities

   Net repayment under a secured bank revolving credit line                     (1,450)            (1,350)

   Principal payments on a bank term loan                                       (4,250)            (5,000)

   Stock repurchase from related party                                            (754)                --

   Exercise of stock options, net of tax benefit                                 1,986                231
                                                                         -------------      -------------


   Cash used in financing activities                                            (4,468)            (6,119)
                                                                         -------------      -------------



Change in cash                                                                      --                 --


Cash at beginning of the year                                                       --                 --
                                                                         -------------      -------------


Cash at end of the year                                                  $          --      $          --
                                                                         =============      =============